SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): FEBRUARY 10, 2006


                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


      British Virgin Islands               1-11226                 98-0372112
      ----------------------               -------                 ----------
 (State or other jurisdiction of  (Commission File Number)      (IRS Employer
          incorporation)                                  Identification Number)

 9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
               -------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 10, 2006, Tommy Hilfiger U.S.A., Inc. ("TH USA"), a wholly-owned subsidiary of Tommy Hilfiger Corporation (the "Company"), and the Company (as guarantor), executed an amendment (the "Amendment") to TH USA's $150 million letter of credit facility, dated as of April 19, 2005 (the "Credit Facility"). The Credit Facility, as amended by the Amendment, will continue to be used for normal trade financing and other general purposes. In connection with the Amendment, the term of the Credit Facility was extended from April 19, 2006 to July 31, 2006. As a condition to the effectiveness of the extension pursuant to the Amendment, TH USA must reduce the total revolving commitments under the Credit Facility to no more than $100 million.

         J.P. Morgan Securities Inc. is the sole bookrunner and sole lead arranger for the Credit Facility, as amended, with JPMorgan Chase Bank, N.A. as Administrative Agent, Fleet National Bank as Documentation Agent, and Wachovia Bank, National Association as Syndication Agent.

         J.P. Morgan Securities Inc. and its affiliates have provided or continue to provide investment banking and commercial banking services to the Company and its affiliates for which services it has received and may receive compensation, including acting as the Company's financial advisor in connection with certain strategic transactions (including the proposed acquisition of the Company by funds advised by Apax Partners), acting as a bookrunner, arranger and lead manager with respect to credit facilities of the Company and its affiliates, acting as registrar, transfer agent and trustee for securities of the Company and acting as provider of cash management and investment management services to the Company and its affiliates.

         A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.                                     Description
-----------                                     -----------
10.1 First Amendment, dated as of February 10, 2006, to the Credit Agreement, dated as of April 19, 2005, among Tommy Hilfiger Corporation, as Guarantor, Tommy Hilfiger U.S.A., Inc., as Borrower, the Several Lenders from Time to Time Party Thereto, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                              TOMMY HILFIGER CORPORATION


                                             By: /s/ James Gallagher
                                                --------------------------------
                                                 Name:  James Gallagher
                                                 Title: Executive Vice President
                                                        - General Counsel

Date:  February 15, 2006

                                  EXHIBIT INDEX

Exhibit No.                                     Description
-----------                                     -----------
10.1 First Amendment, dated as of February 10, 2006, to the Credit Agreement, dated as of April 19, 2005, among Tommy Hilfiger Corporation, as Guarantor, Tommy Hilfiger U.S.A., Inc., as Borrower, the Several Lenders from Time to Time Party Thereto, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent.